As filed with the Securities and Exchange Commission on March 15, 2001
                                                            File No. 811 - 08549
                                                            File No. 333 - 42115


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 / /
                       POST-EFFECTIVE AMENDMENT NO. 9 /X/
                                       and
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 / /
                               AMENDMENT NO. 9 /X/

                              OAK ASSOCIATES FUNDS
               (Exact name of registrant as specified in charter)

                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone Number, including Area Code (888) 462-5386

                                William E. White,
                            c /o Oak Associates, ltd.
                         3875 Embassy Parkway, Suite 250
                              Akron, OH 44333-8334
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

    It is proposed that this filing become effective (check appropriate box)
--------------------------------------------------------------------------------
           / /  immediately upon filing pursuant to paragraph (b)
           / /  on [date] pursuant to paragraph (b)
           / /  60 days after filing pursuant to paragraph (a)
           /X/  75 days after filing pursuant to paragraph (a)
           / /  on [date] pursuant to paragraph (a) of Rule 485.

                              OAK ASSOCIATES FUNDS

                                   PROSPECTUS
                                  June 1, 2001

                          LIVE OAK HEALTH SCIENCES FUND

                               Investment Adviser:
                              OAK ASSOCIATES, LTD.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              About This Prospectus

Oak Associates Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Live Oak Health Sciences Fund (the Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

Oak Associates Funds also offers shares of the Pin Oak Aggressive Stock Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and White Oak Growth Stock Fund in a separate prospectus which is available by calling 1-888-462-5386.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                                      Page
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS........................ 3
     PERFORMANCE INFORMATION AND EXPENSES............................. 4
     MORE INFORMATION ABOUT FUND INVESTMENTS.......................... 6
     INVESTMENT ADVISER .............................................. 6
     PORTFOLIO MANAGERS .............................................. 7
     PURCHASING, SELLING AND EXCHANGING FUND SHARES................... 7
     DIVIDENDS AND DISTRIBUTIONS...................................... 10
     TAXES............................................................ 10
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         OAK ASSOCIATES FUNDS.........................................Back Cover

LIVE OAK HEALTH SCIENCES FUND

Fund Summary

Investment Goal                  Long-term capital growth
Investment Focus                 U.S. common stocks
Share Price Volatility           High
Principal Investment Strategy    Investing in common stocks of a small number of
                                 "health science" companies
Investor Profile                 Investors who want significant growth
                                 potential, and who are willing to bear the risks of a non-diversified Fund which focuses on health science companies


Investment Strategy of the Live Oak Health Sciences Fund

The Fund primarily invests in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. These "health science" companies include pharmaceutical firms, designers and manufacturers of medical equipment and supplies, operators of hospitals and other health-care services, and biotechnological researchers and developers. The Fund is "non-diversified," and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each such holding. In addition, the Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies doing business doing business in health science industry, but will regularly invest in health science companies well in excess of this amount.

The Fund will focus on market leaders or companies that the Adviser believes are poised to become market leaders, and companies who are well positioned to take advantage of technological advances, innovative changes and demographic trends affecting the health science industry. The Adviser's stock selection process is based on a highly subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Fund generally invests in large and mid capitalization companies, but can invest in companies of any size. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum. The Adviser may sell a stock if the reason for its original purchase changes or when better opportunities are available among health science companies.

Principal Risks of Investing in the Live Oak Health Sciences Fund

The Fund is subject to the risk that equity securities may not perform as well as other asset classes, such as fixed income securities. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. In addition, the Fund is subject to the risk that the securities of health science issuers that the Fund purchases will underperform other segments of the equity market as a whole.

Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund varies its holdings. These factors contribute to price volatility which is the principal risk of investing in the Fund. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

To the extent that the Fund's investments are concentrated in health science issuers, the Fund is subject to legislative or regulatory changes, including government approval of certain products or services and changes in government policies towards subsidizing parts of the health science industry; adverse market conditions and/or increased competition affecting this industry; and the risk of products liability and/or malpractice lawsuits. The prices of health science companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing; problems related to bringing products to market; and rapid technological change and obsolescence of products. Some health science companies may be regarded as developmental stage companies, without revenues or operating income or near-term prospects for them.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified Fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In addition, the Fund is subject to the risk that the securities of health science issuers that the Fund purchases will underperform other segments of the equity market as a whole.


Performance Information

There is no performance information for the Fund because it has not yet commenced operations.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                         None
Redemption Fee (as a percentage of amount redeemed, if applicable)          None
Exchange Fee                                                                None


Annual Fund Operating Expenses (expenses deducted from Fund assets)*

Investment Advisory Fees                                              0.74%
Other Expenses                                                        0.46%**
                                                                     ------
Total Annual Fund Operating Expenses                                  1.20%
Fee Waivers and Expense Reimbursements                               (0.20)%
                                                                     ------
Net Expenses                                                          1.00%

------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year from the date of this Prospectus. For more information about these fees, see "Investment Adviser."

**   Estimated


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 Year                        3 Years
             $102                            $361

More Information About Fund Investments

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI) (for information on how to obtain an SAI, see the back cover of this Prospectus). Of course, we cannot guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objective. If it invests in this manner, the Fund may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.


Investment Adviser

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program. The Board of Trustees of Oak Associates Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Oak Associates, ltd. serves as the Adviser to the Fund. As of May 1, 2001, Oak Associates, ltd. had approximately $[ ] billion in assets under management. The Adviser's principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for the Fund and to reimburse expenses of the Fund in order to limit the Fund's total operating expenses to an annual rate of not more than 1.00% of average daily net assets.

Portfolio Managers

The Fund is co-managed by Mark W. Oelschlager and Brandi K. Allen.

Mark W. Oelschlager has served as an Equity Research Analyst at Oak Associates, ltd. since 2000 and has co-managed the Live Oak Health Sciences Fund since inception. Prior to joining Oak, Mr. Oelschlager worked as an Equity Securities Analyst for the State Teachers Retirement System of Ohio from 1996 to 2000. Mr. Oelschlager earned his BA in Economics from Trinity College and an MBA in Finance from Ohio State's Fisher College of Business. In 1999, Mr. Oelschlager earned the designation of Chartered Financial Analyst.

Brandi K. Allen has served as an Equity Research Analyst for Oak Associates, ltd. since 1997 and has co-managed the Live Oak Health Sciences Fund since inception. She received a BBA in Finance from Ohio University and earned an MBA from Case Western Reserve University's Weatherhead School of Management.


Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

Shares of the Fund are for individual and institutional investors.


How to Purchase Fund Shares

You may purchase shares directly by:
o        Mail
o        Telephone
o        Wire, or
o        Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-888-462-5386. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "Oak Associates Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m. Eastern time.


How We Calculate NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Minimum Purchases

To purchase shares for the first time, you must invest at least $2,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $50.


Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.


How to Sell Your Fund Shares

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-462-5386.

If you would like to close your account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.


Systematic Withdrawal Plan

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).


Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


Involuntary Redemptions of Your Shares

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the redemption of your shares.


Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission (SEC) declares an emergency or for other reasons. More information about this is in our SAI.


How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


Dividends and Distributions

The Fund distributes its net investment income annually and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable as ordinary income or capital gains whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of Fund shares may be a taxable event.

More information about taxes is in the Statement of Additional Information.

                              OAK ASSOCIATES FUNDS


Investment Adviser

Oak Associates, ltd.


Distributor

SEI Investments Distribution Co.


Legal Counsel

Morgan, Lewis & Bockius LLP

More information about Oak Associates Funds is available without charge through the following:


Statement of Additional Information (SAI)

The SAI dated June 1, 2001, includes detailed information about the Live Oak Health Sciences Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports

These reports, when available, list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-888-462-5386

By Mail:

Oak Associates Funds
P.O. Box 219441
Kansas City, Missouri 64121-9441

Overnight Delivery Only:

DST Systems
c/o Oak Associates Funds
330 W. 9th Street
Kansas City, Missouri 64105

By Internet: www.oakassociates.com

From the SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about Oak Associates Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Oak Associates Funds' Investment Company Act registration number is 811-08549.

                           Trust: Oak Associates Funds

                       Fund: Live Oak Health Sciences Fund

                                  June 1, 2001

                               Investment Adviser:

                              Oak Associates, ltd.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Live Oak Health Sciences Fund (the "Fund") of Oak Associates Funds (the "Trust") and should be read in conjunction with the Trust's prospectus dated June 1, 2001. This Statement of Additional Information is incorporated by reference into the Trust's Prospectus. The Prospectus may be obtained by writing to the Trust or calling toll-free 1-888-462-5386.

                                TABLE OF CONTENTS
THE TRUST .................................................................S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES
 AND POLICIES .............................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-4
INVESTMENT LIMITATIONS.....................................................S-9
THE ADVISER................................................................S-11
THE ADMINISTRATOR..........................................................S-12
THE DISTRIBUTOR............................................................S-14
THE TRANSFER AGENT.........................................................S-14
THE CUSTODIAN..............................................................S-14
INDEPENDENT PUBLIC ACCOUNTANTS.............................................S-14
LEGAL COUNSEL..............................................................S-14
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-14
CALCULATION OF TOTAL RETURN................................................S-16
PURCHASING AND REDEEMING SHARES............................................S-17
DETERMINATION OF NET ASSET VALUE...........................................S-17
TAXES......................................................................S-17
FUND TRANSACTIONS..........................................................S-20
DESCRIPTION OF SHARES......................................................S-21
SHAREHOLDER LIABILITY......................................................S-21
LIMITATION OF TRUSTEES' LIABILITY..........................................S-22
CODE OF ETHICS.............................................................S-22
APPENDIX...................................................................A-1

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                    THE TRUST

This Statement of Additional Information relates to the Fund. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest. All consideration received by the Trust for shares of the Fund and all assets of the Fund belong to the Fund and would be subject to liabilities related thereto. No investment in shares of the Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses.

Voting Rights

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


               ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES
                                  AND POLICIES

Fund objective and classification: The Fund's investment objective is long-term capital growth. This investment objective is "fundamental," meaning that it cannot be changed without the consent of shareholders. The Fund is classified as a "non-diversified" investment company, meaning it may invest in fewer companies than diversified investment companies.

Principal investment strategy: As its principal investment strategy, the Fund will normally be as fully invested as practicable in common stocks of "health sciences" issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in their respective fields. The Fund may invest in companies engaged in the research, development, sale, supply and manufacture of various health science products, services and processes. The description of the health sciences sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics, health care facilities); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); genetics (gene synthesis and therapy, engineering, hybridoma and recombinant DNA techniques, monoclonal antibodies); biotechnology/chemicals (enzyme/peptide synthesis, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); equipment (low temperature storage, microimaging systems, biohazard containment); and industrial applications (biochips, fermentation, enhanced mineral recovery). The Fund will purchase securities that the Adviser believes have strong earnings growth potential and reasonable market valuations relative to the market as a whole and peer companies operating in the same respective industry classifications.

The Fund will invest at least 80% of its net assets, under normal circumstances, in the securities described in this principal investment strategy. The Fund has adopted a policy to provide at least 60 days' notice to Fund shareholders in the event that the Fund decides to change this "80% policy."

Secondary investment strategies: As secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in securities of small capitalization issuers, other types of equity securities such as (preferred stocks, warrants and rights to purchase common stocks, and convertible securities), debt securities issued by the U.S. government, its agencies or instrumentalities or issued by private issuers (if rated in the highest rating category by one or more NRSROs), ADRs, shares of investment companies, purchase put and call options and write covered call options on fixed income and equity securities, enter into futures contracts (including index futures contracts), purchase options on futures contracts, lend its securities and sell securities short.

Cash management and temporary defensive investments: For liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase, the Fund may also invest up to 15% of its total assets in money market instruments (short term U.S. government securities; bankers acceptances, certificates of deposit, and time deposits issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated in the highest rating short-term category by one or more NRSROs; and shares of money market mutual funds), enter into fully collateralized repurchase agreements with counterparties deemed creditworthy by the Adviser or hold cash. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100% of Fund assets.

Other policies: The Fund will purchase only securities traded in the United States on registered exchanges or the over-the-counter market.

For a description of each of the Fund's permitted investments, see "Description of Permitted Investments." For a description of NRSRO debt ratings, see the Appendix.

                      DESCRIPTION OF PERMITTED INVESTMENTS

American Depositary Receipts ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Bankers' Acceptances

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Certificates of Deposit

Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial Paper

Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Futures and Options on Futures

As consistent with the Fund's investment objectives, the Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), either for "bona fide hedging purposes" (as defined by the CFTC), or for non-hedging purposes to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of the Fund's net assets.

The Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce the Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying securities, or securities represented by an index, are permitted investments of the Fund.

Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

In order to cover any obligations it may have under options or futures contracts, the Fund will either own the underlying asset, have a contract to acquire such an asset without additional cost or set aside, in a segregated account, liquid assets in an amount at least equal in value to such obligations.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

Investment Company Shares

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

Options

Put and call options for various securities and indices are traded on national securities exchanges. As consistent with the Fund's investment objectives, options may be used by the Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes, but also may be used for other purposes consistent with the Fund's investment objectives.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although the Fund may engage in option transactions as hedging transactions and for other purposes consistent with its investment objectives, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Insofar as the Fund writes call options, it will write only covered call options.

Repurchase Agreements

Repurchase Agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Securities of Small- and Mid-Capitalization Issuers

The Fund may invest, in common stocks of U.S. companies with small to medium market capitalizations. Investing in smaller capitalization companies involves greater risk than is customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Fund can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

Short Sales

As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

Time Deposits

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. Government Agency Obligations

These include obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Government Direct Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

Warrants and Rights

Warrants and rights are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant or right ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants and rights more speculative than other types of investments. The Fund may invest in warrants and rights in accordance with the prospectus.

                             INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed by the Fund's Board of Trustees.

The Fund may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

To meet federal tax requirements for qualification as a "regulated investment company," at the close of each quarter of its taxable year, the Fund will (a) limit its investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), and in any two or more issuers which the Fund controls which are engaged in the same, similar, or related trades or businesses, to no more than 25% of the value of the Fund's total assets; and (b) with respect to 50% of its total assets, limit its investment in the securities of any issuer to 5% of the Fund's total assets and will not purchase more than 10% of the outstanding voting securities of any one issuer.

                                   THE ADVISER

Oak Associates, ltd. (the "Adviser") is a professional investment management firm and registered investment adviser formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship founded in 1985. As of May 1, 2001, the Adviser had discretionary management authority with respect to approximately $[ ] billion of assets under management. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

The Adviser serves as the investment adviser for the Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Fund, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for the Fund and to reimburse expenses of the Fund in order to limit the Fund's total operating expenses to an annual rate of not more than 1.00% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund.

Mark W. Oelschlager and Brandi K. Allen co-manage the Fund.

Mark W. Oelschlager has served as an Equity Research Analyst at Oak Associates, ltd. since 2000 and has co-managed the Live Oak Health Sciences Fund since inception. Prior to joining Oak, Mr. Oelschlager worked as an Equity Securities Analyst for the State Teachers Retirement System of Ohio from 1996 to 2000. Mr. Oelschlager earned his BA in Economics from Trinity College and an MBA in Finance from Ohio State's Fisher College of Business. In 1999, Mr. Oelschlager earned the designation of Chartered Financial Analyst.

Brandi K. Allen has served as an Equity Research Analyst for Oak Associates, ltd. since 1997 and has co-managed the Live Oak Health Sciences Fund since inception. She received a BBA in Finance from Ohio University and earned an MBA from Case Western Reserve University's Weatherhead School of Management.

The Trust and the Adviser have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


                               THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds Inc., Millennium Funds, Inc., The Nevis Fund, Inc., The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of .04% on the first $10 billion of assets; .0175% on the next $5 billion of assets and .015% on all assets over $15 billion. However, the Fund pays the Administrator a minimum annual fee (if total complex net assets fall below $5 billion) of $95,000 annually per each existing Fund and $18,750 annually per any new funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


                                 THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor does not receive compensation for distribution of shares of the Fund.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.


                               THE TRANSFER AGENT

DST Systems, Inc., Kansas City, Missouri, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

                                  THE CUSTODIAN

First Union Bank, N.A., Philadelphia, Pennsylvania, acts as the custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.


                         INDEPENDENT PUBLIC ACCOUNTANTS

[                 ], serves as the independent public accountants of the Trust.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.


                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.

JAMES D. OELSCHLAGER (DOB 10/03/42) -- Trustee* -- Managing Member, President, CIO and Founder of Oak Associates, ltd. since 1985. Assistant Treasurer and Director of Investment Management of Firestone Tire and Rubber, 1969-1985.

JOHN G. STIMPSON (DOB 03/17/42) -- Trustee** -- Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988-1993. Director of International Equity Sales, and Equity Sales Manager, Salomon Brothers (New York), 1985-1993. Director London Office, Salomon Brothers International (London, England), 1972-1985. Institutional Equity RR, duPont Glore Forgan, 1968-1972.

J. JOHN CANON (DOB 01/19/35) -- Trustee** -- Member of Board, Proconex since 1985. President, and Chairman of the Board, Synergistic Partners, Inc., 1974-1999. Application, Engineering and Sales, Fisher Controls Company, 1961-1974 and Carrier Corporation, 1957-1961.

STANFORD N. PHELPS (DOB 06/15/34) -- Trustee** -- Chairman, Clear Springs Land Company LLC since 1999. Chairman, Investors Life Insurance Corp. since 1994. Chairman, S.N. Phelps Realty LLC since 1994. Chairman, Wyatt Energy, Inc. since 1994. Chairman, Commonwealth Oil Refining Company since 1984. Chairman, Realmark Holdings since 1983. Chairman, S.N. Phelps & Co. since 1986. President & CIO, U.S. Life Advisors and U.S. Life Income Fund, 1972-1974. Head of Bond Department, Drexel, Harriman & Ripley, 1970-1972. Head of Bond Sales, F.S. Smithers & Co., 1967-1970. Head of Restructuring/Workout, Citibank, N.A., 1960-1966.

WILLIAM E. WHITE (DOB 03/09/65) -- President -- Mutual Fund Product Manager of Oak Associates, ltd., the Adviser, since 1997. Account Director, SEI Investments, 1994-1997. Lieutenant, United States Navy, 1987-1994.

JENNIFER SPRATLEY, CPA (DOB 02/13/69) -- Treasurer and Chief Financial Officer -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

SHERRY VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992-2000.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since

1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

WILLIAM E. ZITELLI, JR (DOB 6/14/68) -- Vice President and Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President Merrill Lynch & Co. Asset Management Group (1998-2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994-1997).

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate at Richter, Miller & Finn, 1993-1997.

RICHARD W. GRANT (DOB 10/25/45) -- Assistant Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1989, counsel to the Trust, SEI Investments, the Administrator and the Distributor.

THOMAS HARMAN (DOB 03/05/57) -- Assistant Secretary -- 1800 M Street N.W., Washington, D.C. 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1998, counsel to the Trust, SEI Investments, the Administrator and the Distributor.

JOHN M. FORD (DOB 09/11/69) -- Assistant Secretary -- 1800 M Street, NW, Washington, DC 20036, Associate , Morgan, Lewis & Bockius LLP (law firm) since 1998, counsel to the Trust, SEI Investments, the Administrator and the Distributor.

SANDRA H. NOLL (DOB 02/29/64) -- Vice President and Assistant Secretary -- Portfolio Analysis, Compliance Officer, Certified Public Accountant of Oak Associates, ltd. since 1994.

LESLIE MANNA (DOB 03/03/62) -- Vice President and Assistant Secretary -- Mutual Fund Coordinator, Oak Associates, ltd. since 1997. Employee of Oak Associates, ltd. 1995-1997. Office Manager of Saltz, Shamis & Goldfarb, 1992-1995.

HEATHER MADDEN (DOB 07/31/74) -- Vice President and Assistant Secretary -- Mutual Fund Coordinator, Oak Associates, ltd. since 1998. Employee of Oak Associates, ltd. 1996-1998.

* Mr. Oelschlager is a Trustee who is an "interested" person of the Fund as that term is defined in the 1940 Act.

** Messrs. Stimpson, Canon and Phelps serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

Name of Person and Position         Aggregate           Pension or        Estimated       Total Compensation from
                                Compensation paid       Retirement         Annual       the Fund and Fund Complex*
                               by the Fund for the       Benefits       Benefits Upon     paid to Trustees for the
                                most recent fiscal   Accrued as Part     Retirement     most recent fiscal year end
                                     year end        of Fund Expenses
------------------------------ --------------------- ----------------- ---------------- ----------------------------
    JAMES D. OELSCHLAGER               $ 0                 N/A               N/A                    $ 0
      JOHN G. STIMPSON               $ 2,000               N/A               N/A                  $ 2,000
        J. JOHN CANON                $ 2,000               N/A               N/A                  $ 2,000
     STANFORD N. PHELPS              $ 2,000               N/A               N/A                  $ 2,000

-------------
* The Trust is the only investment company in the "Fund Complex."

                           CALCULATION OF TOTAL RETURN

From time to time the Trust may advertise total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance.

The total return of the Fund refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for the period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.


                        DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


                                      TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a Regulated Investment Company

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or businesses.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund may derive capital gains and losses in connection with sales other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income. If you are a corporate shareholder you may be able to claim a dividends-received deduction.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Federal Excise Tax

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State Taxes

The Fund is not liable for any income or franchise tax in Massachusetts provided it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

                                FUND TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Fund. The Fund will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer the Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Fund.

It is expected that the Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act") and rules promulgated by the SEC. The Distributor is not an affiliate of the Fund, but falls under the definition of "affiliated broker" of the Fund for purposes of Item 16 of Form N-1A under the 1933 Act. Under the 1940 Act and the 1934 Act, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define

"usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because the Fund does not market their shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


                              DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


                              SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                        LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


                                 CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements are prohibited from making such investments. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

                                    APPENDIX

Description of Commercial Paper Ratings

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                            PART C: OTHER INFORMATION

Item 23. Exhibits:

(a) Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the Securities and Exchange Commission ("SEC") on December 12, 1997.
(b) (1) Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 12, 1997.
     (2) Amended By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.
(c)  Not Applicable.
(d) (1) Investment Advisory Agreement dated February 27, 1998 between Registrant and Oak Associates, ltd. (The "Adviser") with respect to White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.
     (2) Schedule A dated December 31, 1998 to the Investment Advisory Agreement dated February 27, 1998 between Oak Associates Funds and the Adviser with respect to the Red Oak Technology Fund is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998. (as in effect until November 8, 2000)
     (3)  Amended Schedule A dated November 8, 2000 to the Investment
          Advisory Agreement dated February 27, 1998 between the Registrant and the Adviser with respect to the Black Oak Emerging Technology Fund is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC as Exhibit (d)(5) on November 30, 2000. (as in effect from November 8, 2000 to February 21, 2001)
     (4) Contractual Fee Waiver Agreement dated March 1, 2000 between the Registrant and the Adviser is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC as Exhibit (d)(3) on February 23, 2000.
     (5) Contractual Fee Waiver Agreement dated September 6, 2000 between the Registrant and the Adviser, relating to the Black Oak Emerging Technology Fund is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC as Exhibit (d)(4) on September 15, 2000.
     (6) Contractual Fee Waiver Agreement dated February 28, 2001 between the Registrant and the Adviser is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC as Exhibit (d)(6) on February 28, 2001.
     (7) CONTRACTUAL FEE WAIVER AGREEMENT BETWEEN THE REGISTRANT AND THE ADVISER, RELATING TO THE LIVE OAK HEALTH SCIENCES FUND IS FILED HEREWITH.
     (8)  AMENDED SCHEDULE A RELATING TO THE LIVE OAK HEALTH SCIENCES FUND
          DATED FEBRUARY 21, 2001 TO THE INVESTMENT ADVISORY AGREEMENT AND THE INVESTMENT ADVISORY AGREEMENT DATED FEBRUARY 27, 1998 ARE FILED HEREWITH.

     (e) Amended and Restated Distribution Agreement dated October 1, 2000 between Registrant and SEI Investments Distribution Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on November 30, 2000.
     (f)  Not Applicable.
     (g) Custodian Agreement dated February 27, 1998 between Registrant and CoreStates Bank N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 29, 1998.
     (h) (1) Administration Agreement dated February 27, 1998 between Registrant and SEI Financial Fund Resources, including schedules relating to the White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.
          (2) Agency Agreement dated February 27, 1998 between Registrant and DST Systems, Inc. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 26, 1999.
          (3) Sub-Transfer Agency Agreement dated March 26, 1998 between the Registrant and Norwest Bank Minnesota, N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.
          (4) Schedule A dated August 12, 1997 to the Administration Agreement dated February 27, 1998 between the Registrant and SEI Fund Resources is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.(as in effect until October 1,2000)
          (5) Services Agreement dated February 1, 1999 between the Registrant and Neuberger Berman Management Inc. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 23, 2000.
          (6) Services Agreement dated June 8, 2000 between National City Bank, Registrant and the Adviser is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.
          (7) Expediter Mutual Fund Service Agreement dated February 1, 2000 between SunGard Investment Products Inc., Registrant and the Adviser is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.
          (8) Amended Schedule A dated October 1, 2000 to the Administration Agreement dated February 27, 1998 relating to the Black Oak Emerging Technology Fund is incorporated herein by reference to Registrant's Registration Statement on Form N-1A
               (File No. 333-42115) filed with the SEC on November 30, 2000.
               (as in effect from October 1, 2000 to February 21, 2001)
          (9) AMENDED SCHEDULE A RELATING TO THE LIVE OAK HEALTH SCIENCES FUND DATED FEBRUARY 21, 2001 TO THE ADMINISTRATION AGREEMENT AND THE ADMINISTRATION AGREEMENT DATED FEBRUARY 27, 1998 ARE FILED HEREWITH.

(i) Opinion and Consent of Counsel is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 28, 2001.

(j)       Not Applicable.

(k)       Not Applicable.

(l)       Not Applicable.

(m) Form of Distribution Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 12, 1997.

(n)       Not Applicable.

(o)       Not Applicable.

(p) (1) Registrant's Code of Ethics dated February 23, 2000 is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.

          (2) Adviser's Code of Ethics is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.

          (3) The Code of Ethics for SEI Investment Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333- 42115) filed with the SEC as Exhibit (p)(3) on February 28, 2001.

(q)(1) Powers of Attorney for James D. Oelschlager, John G. Stimpson, J. John Canon, Stanford N. Phelps and William E. White are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.

(q)(2) Power of Attorney for Jennifer Spratley is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 28, 2001.

Item 24.  Persons Controlled by or Under Common Control with Registrant

     See the Statement of Additional Information regarding the control relationships of Oak Associates Funds (the "Trust"). SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in SEI Investments Mutual Funds Services ("the Administrator"). SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Item 25.  Indemnification:

              Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser:

              Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Oak Associates, ltd.
Oak Associates, ltd. is the investment adviser for the White Oak Growth Stock Fund, the Pin Oak Aggressive Stock Fund, the Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund. The principal address of Oak Associates, ltd. is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

Name                                     Posistion with the Advisor
----                                     --------------------------
James Oelschlager                        Chief Investment Officer,
                                          President and Owner

Vanita Oelschlager                       Limited Partner



Item 27.  Principal Underwriters:


     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

          Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

          SEI Daily Income Trust                             July 15, 1982
          SEI Liquid Asset Trust                             November 29, 1982
          SEI Tax Exempt Trust                               December 3, 1982
          SEI Index Funds                                    July 10, 1985

          SEI Institutional Managed Trust                    January 22, 1987
          SEI Institutional International Trust              August 30, 1988
          The Advisors' Inner Circle Fund                    November 14, 1991
          The Pillar Funds                                   February 28, 1992
          CUFUND                                             May 1, 1992
          STI Classic Funds                                  May 29, 1992
          First American Funds, Inc.                         November 1, 1992
          First American Investment Funds, Inc.              November 1, 1992
          The Arbor Fund                                     January 28, 1993
          The PBHG Funds, Inc.                               July 16, 1993
          Bishop Street Funds                                January 27, 1995
          STI Classic Variable Trust                         August 18, 1995
          ARK Funds                                          November 1, 1995
          Huntington Funds                                   January 11, 1996
          SEI Asset Allocation Trust                         April 1, 1996
          TIP Funds                                          April 28, 1996
          SEI Institutional Investments Trust                June 14, 1996
          First American Strategy Funds, Inc.                October 1, 1996
          HighMark Funds                                     February 15, 1997
          Armada Funds                                       March 8, 1997
          PBHG Insurance Series Fund, Inc.                   April 1, 1997
          The Expedition Funds                               June 9, 1997
          Alpha Select Funds                                 January 1, 1998
          Oak Associates Funds                               February 27, 1998
          The Nevis Funds, Inc.                              June 29, 1998
          The Parkstone Group of Funds                       September 14, 1998
          CNI Charter Funds                                  April 1, 1999
          The Armada Advantage Fund                          May 1, 1999
          Amerindo Funds, Inc.                               July 13, 1999
          Huntington VA Fund                                 October 15, 1999
          Friends Ivory Fund                                 December 16, 1999
          iShares Inc.                                       January 28, 2000
          SEI Insurance Products Trust                       March 29, 2000
          iShares Trust                                      April 25, 2000
          Pitcarin Funds                                     August 1, 2000
          First Omaha Funds                                  October 1, 2000
          JohnsonFamily Funds, Inc.                          November 1, 2000
          Millennium Funds, Inc.                             November 1, 2000

          The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                          Position and Offices              Position and Offices
Name                      with Underwriter                       with Registrant
----                      ----------------                       ---------------
Alfred P. West, Jr.       Director, Chairman of the Board of Directors        --
Richard B. Lieb           Director, Executive Vice President                  --
Carmen V. Romeo           Director                                            --
Mark J. Held              President & Chief Operating Officer                 --
Dennis J. McGonigle       Executive Vice President                            --
Robert M. Silvestri       Chief Financial Officer & Treasurer                 --
Todd Cipperman            Senior Vice President & General Counsel             --
Leo J. Dolan, Jr.         Senior Vice President                               --
Carl A. Guarino           Senior Vice President                               --
Jack May                  Senior Vice President                               --
Hartland J. McKeown       Senior Vice President                               --
Kevin P. Robins           Senior Vice President                               --
Patrick K. Walsh          Senior Vice President                               --
Wayne M. Withrow          Senior Vice President                               --
Robert Aller              Vice President                                      --
John D. Anderson          Vice President & Managing Director                  --
Timothy D. Barto          Vice President & Assistant Secretary                --
Robert Crudup             Vice President & Managing Director                  --
Richard A. Deak           Vice President & Assistant Secretary                --
Scott W. Dellorfano       Vice President & Managing Director                  --
Barbara Doyne             Vice President                                      --
Jeff Drennen              Vice President                                      --
Scott C. Fanatico         Vice President & Managing Director                  --
Vic Galef                 Vice President & Managing Director                  --
Steven Gardner            Vice President & Managing Director                  --
Lydia A. Gavalis          Vice President & Assistant Secretary                --
Greg Gettinger            Vice President & Assistant Secretary                --
Kathy Heilig              Vice President                                      --
Jeff Jacobs               Vice President                                      --
Samuel King               Vice President                                      --
John Kirk                 Vice President & Managing Director                  --
Kim Kirk                  Vice President & Managing Director                  --
John Krzeminiski          Vice President & Managing Director                  --
Alan H. Lauder            Vice President                                      --
Paul Lonergan             Vice President & Managing Director                  --
Ellen Marquis             Vice President                                      --
Christine M. McCullough   Vice President & Assistant Secretary                --
Carolyn McLaurin          Vice President & Managing Director                  --
Mark Nagle                Vice President                                      --
Joanne Nelson             Vice President                                      --
Cynthia M. Parrish        Vice President & Secretary                          --
Rob Redican               Vice President                                      --
Maria Rinehart            Vice President                                      --

Steve Smith               Vice President                                      --
Daniel Spaventa           Vice President                                      --
Kathryn L. Stanton        Vice President                                      --
Lori L. White             Vice President & Assistant Secretary                --
William E. Zitelli, Jr.   Vice President & Assistant Secretary                --

Item 28.  Location of Accounts and Records:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's Custodian:

                  First Union National Bank
                  Broad & Chestnut Streets
                  P.O. Box 7618
                  Philadelphia, PA 19101

     (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D);
     (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

                  SEI Investments Mutual Funds Services
                  Oaks, PA 19456

     (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f),
     the required books and records are maintained at the offices of the Registrant's Adviser:

                  Oak Associates, ltd.
                  3875 Embassy Parkway
                  Suite 250
                  Akron, OH 44333-8334


Item 29.  Management Services: None.

Item 30.  Undertakings: None

                                     NOTICE


         A copy of the Agreement and Declaration of Trust for Oak Associates Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the day 15th of March, 2001.

                                                 OAK ASSOCIATES FUNDS

                                                 By: /s/ William E. White
                                                     --------------------------
                                                     William E. White, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

                 *                        Trustee                March 15, 2001
---------------------------------
James D. Oelschlager

                 *                        Trustee                March 15, 2001
---------------------------------
John G. Stimpson

                 *                        Trustee                March 15, 2001
---------------------------------
J. John Canon

                 *                        Trustee                March 15, 2001
---------------------------------
Stanford N. Phelps

/s/ William E. White                      President              March 15, 2001
---------------------------------
William E. White

/s/ Jennifer Spratley                     Treasurer & Chief      March 15, 2001
---------------------------------         Financial Officer
Jennifer Spratley

*By:  /s/ William E. White
      ---------------------------
      William E. White
      Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBITS:

EX-99.A     Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Registrant's Registration Statement on Form
            N-1A (File No. 333-42115) filed with the Securities and Exchange
            Commission ("SEC") on December 12, 1997.
EX-99.B(1)  Registrant's By-Laws are incorporated herein by reference to
            Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC on December 12, 1997.
EX-99.B(2)  Amended By-Laws are incorporated herein by reference to Registrant's
            Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.
EX-99.C     Not Applicable.
EX-99.D(1)  Investment Advisory Agreement dated February 27, 1998 between
            Registrant and Oak Associates, ltd. (The "Adviser") with respect to White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock
            Portfolio is incorporated herein by reference to Registrant's
            Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.
EX-99.D(2)  Schedule  A  dated  December  31,  1998 to the  Investment  Advisory
            Agreement dated February 27, 1998 between Oak Associates Funds and the Adviser with respect to the Red Oak Technology Fund is incorporated herein by reference to Registrant's Registration
            Statement on Form N-1A (File No. 333-42115) filed with the SEC on
            September 24, 1998. (as in effect until November 8, 2000)
EX-99.D(3)  Amended Schedule A dated November 8, 2000 to the Investment
            Advisory Agreement dated February 27, 1998 between the Registrant and the Adviser with respect to the Black Oak Emerging Technology
            Fund is incorporated  herein by reference  to  Registrant's
            Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC as Exhibit (d)(5) on November 30, 2000. (as in effect from November 8, 2000 to February 21, 2001)
EX-99.D(4)  Contractual Fee Waiver Agreement dated March 1, 2000 between the
            Registrant and the Adviser is incorporated herein by reference to Registrant's Registration Statement on Form

            N-1A (File No. 333-42115) filed with the SEC as Exhibit (d)(3) on
            February 23, 2000.
EX-99.D(5)  Contractual Fee Waiver Agreement dated September 6, 2000 between the
            Registrant and the Adviser, relating to the Black Oak Emerging
            Technology Fund is incorporated herein by reference to Registrant's
            Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC as Exhibit (d)(4) on September 15, 2000.
EX-99.D(6)  Contractual Fee Waiver Agreement dated February 28, 2001 between the
            Registrant and the Adviser is incorporated herien by reference to
            Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC as Exhibit (d)(6) on February 28,
            2001.
EX-99.D.7   CONTRACTUAL FEE WAIVER AGREEMENT BETWEEN THE REGISTRANT AND THE
            ADVISER, RELATING TO THE LIVE OAK HEALTH SCIENCES FUND IS FILED
            HEREWITH.
EX-99.D.8   AMENDED SCHEDULE A RELATING TO THE LIVE OAK HEALTH SCIENCES FUND
            DATED FEBRUARY 21, 2001 TO THE INVESTMENT ADVISORY AGREEMENT AND
            THE INVESTMENT ADVISORY AGREEMENT DATED FEBRUARY 27, 1998 ARE FILED
            HEREWITH.
EX-99.E     Amended and Restated Distribution Agreement dated October 1, 2000 between Registrant and SEI Investments Distribution Company is
            incorporated herein by reference to Registrant's Registration
            Statement on Form N-1A (File No. 333-42115) filed with the SEC on
            November 30, 2000.
EX-99.F     Not Applicable.
EX-99.G     Custodian Agreement dated February 27, 1998 between Registrant and
            CoreStates Bank N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC on December 29, 1998.
EX-99.H(1)  Administration Agreement dated February 27, 1998 between Registrant and SEI Financial Fund Resources, including schedules relating to the White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock
            Portfolio incorporated herein by reference to Registrant's
            Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.
EX-99.H(2)  Agency Agreement dated February 27, 1998 between Registrant and DST
            Systems, Inc. incorporated herein by reference to Registrant's
            Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 26, 1999.
EX-99.H(3)  Sub-Transfer Agency Agreement dated March 26, 1998 between the
            Registrant and Norwest Bank Minnesota, N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A
            (File No. 333-42115) filed with the SEC on September 24, 1998.
EX-99.H(4)  Schedule A dated August 12, 1997 to the Administration Agreement dated February 27, 1998 between the Registrant and SEI Fund
            Resources is incorporated herein by reference to Registrant's

            Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998. (as in effect until October 1, 2000)
EX-99.H(5)  Services Agreement dated February 1, 1999 between the Registrant and
            Neuberger Berman Management Inc. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC on February 23, 2000.
EX-99.H(6)  Services Agreement dated March 8, 2000 between National City Bank,
            Registrant and the Adviser is incorporated herein by reference to
            Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC on September 15, 2000.
EX-99.H(7)  Expediter Mutual Fund Service Agreement dated February 1, 2000 between SunGard Investment Products Inc., Registrant and the Adviser
            is incorporated herein by reference to Registrant's Registration
            Statement on Form N-1A (File No. 333-42115) filed with the SEC on
            September 15, 2000.
EX-99.H(8)  Amended Schedule A dated October 1, 2000 to the Administration
            Agreement dated February 21, 2001 relating to the Black Oak
            Emerging Technology Fund is incorporated herein by reference to
            Registrant's Registration Statement on Form N-1A
            (File No. 333-42115) filed with the SEC on November 30, 2000.
            (as in effect from October 1, 2000 to February 21, 2001)
EX-99.H(9)  AMENDED SCHEDULE A RELATING THE LIVE OAK HEALTH SCIENCES FUND DATED
            FEBRUARY 21, 2001 TO THE ADMINISTRATION AGREEMENT AND THE
            ADMINISTRATION AGREEMENT DATED FEBRUARY 27, 1998 ARE FILED HEREWITH.
EX-99.I     Opinion and Consent of Counsel is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC on February 28, 2001.
EX-99.J     Not Applicable.
EX-99.K     Not Applicable.
EX-99.L     Not Applicable.
EX-99.M     Form of Distribution Plan is incorporated herein by reference to
            Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC on December 12, 1997.]
EX-99.N     Not Applicable.
EX-99.O     Not Applicable.
EX-99.P(1)  Registrant's Code of Ethics dated February 23, 2000 is incorporated herein by reference to Registrant's Registration Statement on Form
            N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.
EX-99.P(2)  Adviser's Code of Ethics is incorporated herein by reference to
            Registrant's Registration Statement on Form N-1A (File No.
            333-42115) filed with the SEC on September 15, 2000.
EX-99.P(3)  Code of Ethics for SEI Investment Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File
            No. 333-42115) filed with the SEC on February 28, 2001.

EX-99.Q(1)  Powers of Attorney for James D. Oelschlager, John G. Stimpson, J.
            John Canon, Stanford N. Phelps and William E. White are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 15, 2000.
EX-99.Q(2)  Power of Attorney for Jennifer Spratley is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 28, 2001.